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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 16, 2004
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11763	06-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

        On July 16, 2004, TransMontaigne Inc. issued a press release announcing that its Board of Directors has authorized management to engage UBS Investment Bank to assist the Company in evaluating its strategic alternatives. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements.

        Not applicable

(b)
Pro forma financial information.

        Not applicable

(c)
Exhibits.

Exhibit Number	Description
99.1	TransMontaigne Inc. press release dated July 16, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: July 16, 2004	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

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EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number	Description
99.1	TransMontaigne Inc. press release dated July 16, 2004.

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX